SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                   Date of report July 2, 1998






                    PREMIER BANCSHARES, INC.
     (Exact name of Registrant as specified in its charter)



        Georgia                         1-12625              58-1793778
(State or other jurisdiction of    (Commission File No.)   (IRS Employer
incorporation or organization)                             Identification No.)







                       2180 Atlanta Plaza
                    950 East Paces Ferry Road
                     Atlanta, Georgia 30326
  (Address of principal executive offices, including zip code)
                         (404) 814-3090
      (Registrant's telephone number, including area code)











ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      On July 1, 1998, Premier Bancshares, Inc. ("Premier") consummated the acquisition of Button Gwinnett Financial
Corporation ("Button Gwinnett"), a Georgia corporation.

      Pursuant to the Agreement and Plan of Reorganization by and between Premier and Button Gwinnett dated as of February 5, 1998, as amended on April 29, 1998, Button Gwinnett was merged with and into Premier. Each outstanding share of Button Gwinnett common stock was converted into 3.885 shares of Premier common stock.
In addition, options to purchase Premier common stock were issued in exchange for all outstanding options to purchase Button Gwinnett common stock. In connection therewith, approximately 5,571,778 shares of Premier common stock were issued to the shareholders of Button Gwinnett. The transaction is valued at approximately $156 million based on the shares issued in the acquisition to Button Gwinnett shareholders and Premier's recent closing prices on the American Stock Exchange, Inc.

      Based in the Atlanta metropolitan area, Premier is a bank holding company with three subsidiaries: Premier Bank; Premier
Lending Corporation; and The Central and Southern Bank of
Georgia.

      Button Gwinnett is a bank holding company headquartered in Lawrenceville, Georgia.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Business Acquired

      At the present time, it is impractical to provide the required financial statements for Button Gwinnett relative to the Button Gwinnett acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file financial statements under cover of a Form 8-K/A as soon as practicable, but not later than September 15, 1998 (60 days after this Report is required to be filed).

      (b) Pro Forma Financial Information

      At the present time, it is impractical to provide the pro forma financial information relative to the Button Gwinnett acquisition as required by Article 11 of Regulation S-X and this
Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than September 15, 1998 (60 days after this Report is required to be filed).

      (c) Exhibits

      2.1 Agreement and Plan of Reorganization dated as of February 5, 1998, by and between Premier and Button Gwinnett
(incorporated by reference from Premier's Form S-4 Registration
Statement File No. 333-50535 (included as Appendix A)).

      2.2 First Amendment to Agreement and Plan of Reorganization dated as of April 29, 1998, by and between Premier and Button Gwinnett (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-50535 (included as Appendix
A)).

      99.1     Press Release.


                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: July 2, 1998            /s/ Darrell D. Pittard
                              ----------------------
                              Darrell D. Pittard,
                              Chairman and Chief Executive Officer